Exhibit 1

                             JOINT FILING AGREEMENT



                  The undersigned hereby agree that this Statement on Schedule 13D dated March 23, 2001 and amendments hereto (the "Statement") with respect to shares of common stock, par value $1.00 per share (the "Common Stock") of Pogo Producing Company is filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13(d)-1(k) under the Securities Exchange Act of 1934, as amended (the "Act"), and further agree that this Joint Filing Agreement be included as an exhibit to this Statement.


Date:  March 23, 2001                        ROBERT G. GOELET

                                             /s/ Robert S. Goelet*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Francis
                                             Goelet; (f) the Trust u/a dated
                                             December 18, 1931 f/b/o John
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o John Goelet;
                                             (h) the Trust u/w of Robert Walton
                                             Goelet f/b/o John Goelet; and (i)
                                             the Trust u/a dated September 4,
                                             1980, as amended, f/b/o Anne de La
                                             Haye Jousselin


                                             JOHN H. MANICE

                                             /s/ John H. Manice*
                                             -----------------------------------
                                             Individually, and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; and (c) the
                                             Trust u/w of Robert Walton Goelet
                                             f/b/o Beatrice G. Manice


                                             ROBERT G. MANICE

                                            /s/ Robert G. Manice*
                                            ------------------------------------


                                             AMELIA M. BERKOWITZ

                                             /s/ Amelia M. Berkowitz*
                                             -----------------------------------
                                             Individually and as Trustee of the
                                             Trust u/a dated September 4, 1980,
                                             as amended, f/b/o Anne de La Haye
                                             Jousselin

                                             PAMELA MANICE

                                             /s/ Pamela Manice*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; and (c) the
                                             Trust u/w of Robert Walton Goelet
                                             f/b/o Beatrice G. Manice


                                            ALEXANDRA GARDINER GOELET

                                            /s/ Alexandra Gardiner Goelet*
                                            ------------------------------------


                                            ROBERT GARDINER GOELET

                                            /s/ Robert Gardiner Goelet*
                                            ------------------------------------


                                             PHILIP GOELET

                                             /s/ Philip Goelet*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated August 26, 1930
                                             f/b/o Beatrice G. Manice; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/a dated August 26, 1930 f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Robert G.
                                             Goelet; (f) the Trust u/w of Robert
                                             Walton Goelet f/b/o Robert G.
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o Francis Goelet;
                                             (h) the Trust u/a dated December
                                             18, 1931 f/b/o John Goelet; (i) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; (j) the Trust u/w of
                                             Robert Walton Goelet f/b/o John
                                             Goelet; and (k) the Trust u/a dated
                                             September 4, 1980, as amended,
                                             f/b/o Anne de La Haye Jousselin

                                             CHRISTOPHER GOELET

                                             /s/ Christopher Goelet*
                                             -----------------------------------
                                             Individually and as Trustee of (a)
                                             the Trust u/a dated December 18,
                                             1931 f/b/o John Goelet; (b) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; and (c) the Trust u/w
                                             of Robert Walton Goelet f/b/o John
                                             Goelet


                                            GILBERT KERLIN

                                            /s/ Gilbert Kerlin*
                                            ------------------------------------


                                            WINDWARD OIL & GAS CORPORATION

                                            /s/ Gilbert Kerlin*
                                            ------------------------------------
                                            By: Gilbert Kerlin


                                            ARTHUR N. FIELD

                                            /s/ Arthur N. Field*
                                            ------------------------------------


                                             HENRIETTA GOELET

                                             /s/ Henrietta Goelet*
                                             -----------------------------------
                                             As Trustee of the Trust u/a dated
                                             December 17, 1976 f/b/
                                             ograndchildren of John Goelet


                                             ALEXANDRA C. GOELET

                                             /s/ Alexandra C. Goelet*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated August 26, 1930 f/b/o Robert
                                             G. Goelet; (b) the Trust u/a dated
                                             July 27, 1935 f/b/o Robert G.
                                             Goelet; and (c) the Trust u/w
                                             Robert Walton Goelet f/b/o Robert
                                             G. Goelet

                                             EDMOND DE LA HAYE JOUSSELIN

                                             /s/ Edmond de La Haye Jousselin*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated August 26, 1930 f/b/o
                                             Beatrice G. Manice; (b) the Trust
                                             u/a dated July 27, 1935 f/b/o
                                             Beatrice G. Manice; (c) the Trust
                                             u/w of Robert Walton Goelet f/b/o
                                             Beatrice G. Manice; (d) the Trust
                                             u/a dated August 26, 1930 f/b/o
                                             Robert G. Goelet; (e) the Trust u/a
                                             dated July 27, 1935 f/b/o Robert G.
                                             Goelet; (f) the Trust u/w of Robert
                                             Walton Goelet f/b/o Robert G.
                                             Goelet; (g) the Trust u/a dated
                                             July 27, 1935 f/b/o Francis Goelet;
                                             (h) the Trust u/a dated December
                                             18, 1931 f/b/o John Goelet; (i) the
                                             Trust u/a dated July 27, 1935 f/b/o
                                             John Goelet; (j) the Trust u/w of
                                             Robert Walton Goelet f/b/o John
                                             Goelet; and (k) the Trust u/a dated
                                             September 4, 1980, as amended,
                                             f/b/o Anne de La Haye Jousselin


                                             ROBERT S. RICH

                                             /s/ Robert S. Rich*
                                             -----------------------------------
                                             As Trustee of (a) the Trust u/a
                                             dated December 18, 1931 f/b/o John
                                             Goelet; (b) the Trust u/a dated
                                             July 27, 1935 f/b/o John Goelet;
                                             (c) the Trust u/w of Robert Walton
                                             Goelet f/b/o John Goelet; and (d)
                                             the Trust u/a dated December 17,
                                             1976 f/b/o grandchildren of John
                                             Goelet

                                            GOELET, LLC

                                           /s/ Robert W. Kiley
                                           -------------------------------------
                                           By:  Robert W. Kiley
                                           Its: President and Chief
                                                Operating Officer


                                            /s/ Mark Rosenbaum
                                            ------------------------------------
                                            By:  Mark Rosenbaum
                                            Its: Chief Financial Officer
                                                 and Treasurer



                                            *GOELET, LLC
                                            Attorney-in-fact

                                            /s/ Robert W. Kiley
                                            ------------------------------------
                                            By:  Robert W. Kiley
                                            Its: President and Chief
                                                 Operating Officer


                                            /s/ Mark Rosenbaum
                                            ------------------------------------
                                            By:  Mark Rosenbaum
                                            Its: Chief Financial Officer
                                                 and Treasurer